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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K
                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       Commission File Number:
March 11, 1997                                                  1-12994



                                THE MILLS CORPORATION
                (Exact name of registrant as specified in its charter)



         Delaware                                         52-1802283
(State or other jurisdiction                            (IRS Employer
    of incorporation)                               Identification Number)


    1300 Wilson Boulevard
         Suite 400
    Arlington, Virginia                                     22209
    (Address of principal executive offices)              (Zip Code)


                 Registrant's telephone number, including area code:
                                    (703) 526-5000


            (Former name or former address, if changed since last report)


                                    Not applicable


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                                       THE MILLS CORPORATION

Item 5   -    Other Events

Attached as Exhibit to this form is the document listed below:

    Exhibit       Document
    -------       --------

      8.1 Opinion of Hogan & Hartson L.L.P. relating to certain tax matters









                                       2

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE MILLS CORPORATION



Date:  March 11, 1997                      By: /s/ Thomas E. Frost
                                               -------------------
                                               Thomas E. Frost
                                               Senior Vice President





                                       3

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                                    EXHIBIT INDEX

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    Exhibit        Description                                    Page
    -------        -----------                                    ----

      8.1          Opinion of Hogan & Hartson L.L.P.
                   regarding certain tax matters

